EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-44286
(To Prospectus dated July 7, 2003)



                            [EUROPE 2001 HOLDRS LOGO]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated July 7, 2003 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 11 and 12 of the base prospectus shall be replaced with the following:

                                                                             Primary U.S.
                                                                  Share        Trading
                 Name of Company                   Ticker        Amounts       Market
         -------------------------------------  ------------   -----------  -------------
         AEGON N.V.                                  AEG           5.2          NYSE
         Alcatel *                                   ALA            3           NYSE
         Amdocs Limited                              DOX            3           NYSE
         ARM Holdings p.l.c. *                      ARMHY           8          NASDAQ
         ASM International N.V.                     ASMI           13          NASDAQ
         ASML Holding N.V.                          ASML            7          NASDAQ
         AstraZeneca p.l.c. *                        AZN            4           NYSE
         Autonomy Corporation p.l.c. *              AUTN           1.2         NASDAQ
         Aventis S.A. *                              AVE            2           NYSE
         AXA *                                       AXA            6           NYSE
         Bookham Technology p.l.c. *                BKHM           12          NASDAQ
         BP p.l.c.*                                  BP             4           NYSE
         Business Objects S.A. *                    BOBJ           4.5         NASDAQ
         Cable & Wireless p.l.c. *                   CWP            4           NYSE
         DaimlerChrysler AG                          DCX            4           NYSE
         Deutsche Telekom AG *                       DT             5           NYSE
         Diageo p.l.c. *                             DEO            5           NYSE
         Elan Corporation, p.l.c. *                  ELN            4           NYSE
         Ericsson LM Telephone Company *            ERICY          1.6         NASDAQ
         GlaxoSmithKline p.l.c. *                    GSK            6           NYSE
         Infineon Technologies AG *                  IFX            5           NYSE
         ING Group N.V. *                            ING            4           NYSE
         IONA Technologies p.l.c. *                 IONA            3          NASDAQ
         Koninklijke Philips Electronics N.V.        PHG            5           NYSE
         Millicom International Cellular S.A. *     MICC            2          NASDAQ
         Nokia Corp. *                               NOK            5           NYSE
         Novartis AG *                               NVS            5           NYSE
         Qiagen N.V.                                QGENF           6          NASDAQ
         Repsol YPF, S.A. *                          REP           11           NYSE
         Royal Dutch Petroleum Company               RD             3           NYSE
         Ryanair Holdings p.l.c. *                  RYAAY           8          NASDAQ
         SAP AG *                                    SAP            4           NYSE
         Scottish Power p.l.c. *                     SPI            7           NYSE
         Serono S.A. *                               SRA            9           NYSE
         Shire Pharmaceuticals Group p.l.c. *       SHPGY           4          NASDAQ
         Skillsoft p.l.c. *                         SKIL            6          NASDAQ
         STMicroelectronics N.V.                     STM            4           NYSE

                                                                (continued on following page)

                                                                             Primary U.S.
                                                                  Share        Trading
                 Name of Company                   Ticker        Amounts       Market
         -------------------------------------  ------------   -----------  -------------
         Telefonica S.A. *                           TEF       3.31224241       NYSE
         Terra Networks, S.A. *                     TRLY           15          NASDAQ
         Total S.A. *                                TOT            3           NYSE
         UBS AG                                      UBS            3           NYSE
         Unilever N.V.                               UN             3           NYSE
         Vivendi Universal *                          V             3           NYSE
         Vodafone Group p.l.c. *                     VOD            6           NYSE
         WPP Group p.l.c. *                         WPPGY           3          NASDAQ

         -------------------------------------

         * The securities of this non-U.S. company trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2003.